UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

Century Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40498	84-2040295
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 North 38th Street, 11th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 817-5790

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.0001 per share	IPSC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 10, 2025, Century Therapeutics, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (File No. 333-288616), which became effective on January 9, 2026, and replaced the Company’s previous shelf registration statement on Form S-3 (File No. 333-265975) filed with the SEC on July 1, 2022.

In connection with the effectiveness of the new shelf registration statement, the Company also filed with the SEC a new prospectus supplement (the “Prospectus Supplement”), dated March 26, 2026, with respect to the Company’s existing “at the market” equity offering program (the “ATM Program”), pursuant to which the Company may issue and sell shares of its common stock having an aggregate offering price of up to $150,000,000, from time to time through with Cowen and Company, LLC, predecessor to TD Securities (USA) LLC, as sales agent (the “Sales Agent”), pursuant to a Sales Agreement, dated July 1, 2022, between the Company and the Sales Agent (the “Sales Agreement”).

The Company has sold shares of its common stock having an aggregate offering price of $18,380,259 under the ATM Program. Accordingly, as of the date of the Prospectus Supplement, shares of common stock having an aggregate offering price of up to $131,619,741 remain available for offer and sale under the ATM Program.

The Sales Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

In connection with the filing of the Prospectus Supplement, the Company is filing as Exhibit 5.1 hereto the opinion of its counsel, Goodwin Procter LLP, which opinion is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

1.1	Sales Agreement (previously filed as Exhibit 1.2 to the Company’s Registration Statement on Form S-3 on July 1, 2022 and incorporated herein by reference).
5.1	Opinion of Goodwin Procter LLP with respect to the validity of the shares.
23.1	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY THERAPEUTICS, INC.

By:	/s/ Brent Pfeiffenberger, PharmD, MBA
Name:	Brent Pfeiffenberger, PharmD, MBA
Title:	President and Chief Executive Officer

Date: March 26, 2026